UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 21, 2023
Coeur Mining, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8641	82-0109423
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
200 South Wacker Drive
Suite 2100
Chicago, Illinois 60606
(Address of Principal Executive Offices)
(312) 489-5800
(Registrant's telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	CDE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.     Unregistered Sales of Equity Securities.
Private Placement Offering
On June 21, 2023, Coeur Mining, Inc. (the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain Canadian accredited investors (the “Investors”) for a private placement offering (the “Offering”) of an aggregate of 5,000,000 shares of common stock, par value $0.01 per share, to be issued as “flow-through shares,” as defined in subsection 66(15) of the Income Tax Act (Canada) (the “FT Shares”). The Company has granted an overallotment option of up to 3,000,000 additional flow-through shares. No underwriting discounts or commissions are expected to be paid in connection with the Offering.
The proceeds of the Offering will be used by the Company for certain qualifying “Canadian Exploration Expenditures” (as such term is defined in the Income Tax Act (Canada)). The initial Offering is expected to close on or about June 27, 2023 and, if the overallotment option is exercised, the subsequent Offering will close on or about July 20, 2023.
The FT shares will only be offered and sold outside the United States pursuant to Regulation S and/or Regulation D of the Securities Act of 1933, as amended (the “Securities Act”) and the FT Shares will not be registered under the Securities Act or any U.S. state securities laws, and may not be offered or sold in the U.S. or to, or for the account or benefit of, U.S. persons absent registration or any applicable exemption from the registration requirements of the Securities Act and applicable U.S. state securities laws.
The above description is only a summary of the terms of the Subscription Agreements, does not purport to be a complete description of the Subscription Agreements.
Exchange Agreements
Pursuant to two privately-negotiated agreements dated May 31 through June 2, 2023, the Company agreed to exchange $11.0 million aggregate principal amount of its 5.125% Senior Notes due 2029 for an aggregate of 3,259,356 shares of its common stock, par value $0.01 per share (the “Exchange Shares”). The issuance of the Exchange Shares was made pursuant to the exemption from the registration requirements afforded by Section 3(a)(9) of the Securities Act.
Item 8.01.     Other Events.
On June 21, 2023, the Company issued a press release announcing the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.
(d)    List of Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated June 21, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COEUR MINING, INC.
Date: June 21, 2023	By: /s/ Thomas S. Whelan
Name: Thomas S. Whelan Title: Senior Vice President and Chief Financial Officer